SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: January 21, 1999
(Date of earliest event reported)

Commission File No. 333-56081



                       Chase Mortgage Finance Corporation
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         Delaware                                        52-1495132
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


         343 Thornall Street
         Edison, New Jersey                                             08837
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Address of principal executive offices                                (Zip Code)



                                 (732) 205-0600
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5. Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Lehman Brothers Inc., which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

(99) Computational Materials prepared by Lehman Brothers Inc. in connection with Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass-Through
                                        Certificates, Series 1999-S1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHASE MORTGAGE FINANCE CORPORATION


January 21, 1999

                                        By: /s/ Eileen Lindblom
                                            -------------------------------
                                            Name:  Eileen Lindblom
                                            Title: Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.           Description                                 Electronic (E)
-----------           -----------                                 --------------

  (99)                Computational Materials                           P
                      prepared by Lehman Brothers Inc.
                      in connection with Chase Mortgage
                      Finance Corporation, Multi-Class
                      Mortgage Pass-Through
                      Certificates, Series 1999-S1